UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 2, 2006

                     Community Bank Shares of Indiana, Inc.
               (Exact Name of Registrant as Specified in Charter)

             Indiana                      0-25766                35-1938254
  (State or Other Jurisdiction          (Commission             (IRS Employer
        of Incorporation)               File Number)         Identification No.)

                101 West Spring Street, New Albany, Indiana 47150
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number including area code (812) 944-2224

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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Item 1.01. Entry into a Material Definitive Agreement.

Amendments to Employment Agreements.

      On November 2, 2006, the Executive Committee of the Board of Directors of Community Bank Shares of Indiana, Inc. (the "Company") and (in the case of Kevin Cecil and Christopher Bottorff) the Executive Committee of the Board of Directors of Your Community Bank adopted and approved amendments to the following agreements (the "Employment Agreements"):

      o Agreement dated July 26, 2000 between the Company and James D. Rickard who is the Company's President and Chief Executive Officer;

      o Agreement dated August 28, 2002 between the Company, Your Community Bank and Christopher L. Bottorff who is Senior Vice President of the Company and President of the Kentucky Market Banking Division of Your Community Bank;

      o Agreement dated August 22, 2003 between the Company, Your Community Bank and Kevin J. Cecil who is Senior Vice President of the Company and Director and Chief Executive Officer of Your Community Bank and President of the Indiana Market Banking Division of Your Community Bank; and

      o Agreement dated July 3, 2003 between the Company and Paul A. Chrisco who is Senior Vice-President and Chief Financial Officer of the Company.

The primary purposes of the amendments (the "Amendments") to the Employment Agreements are (1) to make the Employment Agreements compliant with Section 409A of the Internal Revenue Code of 1986, as amended (the "Code") and the related regulations and other guidance (collectively, the "IRC 409A") and (2) to require certain changes to occur with respect to the employment conditions of Messrs. Bottorff, Cecil and Chrisco before a lump sum cash payment will be made to such individuals in the event of a "Change in Control." The material terms of the changes are described below.

      1. Definition of "Change in Control". The definition of "Change in Control" of the Company was amended to correspond with the definition of a change of ownership or control under IRC 409A.

      2. Defer First Six Payments following Termination. The Employment Agreements provide that an employee will receive equal monthly installments of his cash severance amount beginning on the first business day of the month following the date of his termination in certain termination situations. This payment plan occurs if the employee is terminated other than for cause, disability, retirement or death or such employment is terminated by the employee due to the employer's material breach of the Employment Agreement. The Amendment left this provision in place but added a proviso deferring the first six (6) compensation payments to the seventh month in accordance with IRC 409A if the employee meets the definition of a "specified employee" under IRC 409A.

      3. Defer Payment upon a "Change in Control". If the employee is a "specified employee" as defined under IRC 409A, then the employee will no longer immediately receive the

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            cash lump sum to which he was entitled under his Employment
            Agreement following a "Change in Control" of the Company, but will now receive such sum on the first business day of the seventh month following the date of the "Change in Control" of the Company.

      4. Employment Changes Required Before Lump Sum Cash Payment Following a "Change in Control". Prior to these Amendments, Messrs. Bottorff, Cecil and Chrisco were each entitled to a lump sum cash payment (the "Lump Sum Payment") following a "Change in Control" of the Company. These executives now are only entitled to receive the Lump Sum Payment if one of the following events occurs within the twenty-four
            (24) month period immediately following the date of a "Change in Control:" (i) the executive's employment with the Company is terminated without cause or (ii) the executive resigns his employment with the Company within ninety (90) days following any "Employment Change." "Employment Change" shall include any of the following that occurs following a "Change in Control" and not agreed to by the executive:

                  o executive is required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office;

                  o failure by the Company (or its successor) to afford the executive annual increases in the executive's compensation commensurate with the average increases in compensation received by the executive for the three years preceding the "Change in Control";

                  o failure by the Company (or its successor) to make available to the executive new benefits made generally available to the executive officers of the Company (or its successor);

                  o failure by the Company (or its successor) to continue to provide the executive with substantially similar compensation, benefits and participation in employee benefit plans similar to those executive received or participated in as of the date of the "Change in Control";

                  o the taking of any action by the Company (or its successor) which would directly or indirectly reduce any such compensation or benefits or deprive the executive of any material fringe benefit enjoyed by him;

                  o the assignment to executive of duties and responsibilities other than those normally associated with his position; or

                  o a material diminution or reduction in executive's responsibilities or authority (including reporting responsibilities) in connection with his employment with the Company (or its successor).

      5. Additional Change to Mr. Cecil's Employment Agreement. Mr. Cecil's Employment Agreement was also amended to add a non-competition clause. Mr. Cecil is prohibited from competing with the Company within 75 miles of the Company's main office if he is terminated or leaves the Company for any reason other than in the event of a "Change in Control". The Employment Agreements for Messrs Rickard, Bottorff and Chrisco already contained this provision.

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The foregoing descriptions of the Amendments to the Employment Agreements are
not complete and are qualified in their entirety by reference to each Amendment, copies of which being attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

10.1     Amendment No. 1 dated as of November 2, 2006 to Agreement between James
         D. Rickard and the Company dated July 26, 2000.

10.2 Amendment No. 1 dated as of November 3, 2006 to Agreement between Christopher L. Bottorff, the Company and Your Community Bank dated August 28, 2002.

10.3     Amendment No. 1 dated as of November 2, 2006 to Agreement between Kevin
         J. Cecil, the Company and Your Community Bank dated August 22, 2003.

10.4     Amendment No. 1 dated as of November 2, 2006 to Agreement between Paul
         A. Chrisco and the Company dated July 3, 2003.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                  COMMUNITY BANK SHARES OF INDIANA, INC.


Date: November 2, 2006            By: /s/ Paul A. Chrisco
                                      ------------------------------------
                                      Name: Paul A. Chrisco
                                      Title: Senior Vice President and
                                             Chief Financial Officer